                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                          _____________________________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT: MAY 31, 2007


                        (Date of earliest event reported)

                          ____________________________

                     AMERICAN ORIENTAL BIOENGINEERING, INC.
               (Exact name of registrant as specified in charter)

                                     NEVADA
         (State or other Jurisdiction of Incorporation or Organization)


       0-29785                                                   84-0605867
(Commission File Number)                                       (IRS Employer
                                                             Identification No.)

                 NO. 4018 JINTIAN ROAD, ANLIAN PLAZA, 12F SUITE
                              B02, FUTIAN DISTRICT,
                                SHENZHEN 518026,
                           PEOPLE'S REPUBLIC OF CHINA
              (Address of Principal Executive Offices and zip code)

                                86-451-8666-6601
                             (Registrant's telephone
                          number, including area code)

                     AMERICAN ORIENTAL BIOENGINEERING, INC.
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

ITEM 5.02 - DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS, APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENT OF CERTAIN OFFICERS.

         On May 31, 2007, the Board of Directors (the "Board") of American Oriental Bioengineering, Inc. (the "Company") appointed Yanchun Li at a board meeting to serve as the Chief Financial Officer of the Company.


         Ms. Li age 38, is one of the Company's founders. Prior to her appointment as the Chief Financial Officer, she had been the Acting Chief Financial Officer since May 2002, Chief Operating Officer and Secretary since October 2003 and a member of the Board since 2003. She will continue to serve as the Chief Operating Officer, Secretary and as a member of the Board. Ms. Li has an extensive history in Chinese business operations. Before joining the Company, Ms. Li worked for China Ruida Food Limited Company and successfully established the Ruida brand as the number one brand in the instant frozen food industry. Ms. Li joined Harbin Three Happiness in 1994 as the manager of marketing and sales. She led a sales team of approximately two hundred people and launched a series of marketing campaigns to promote Three Happiness functional drinks all over China. The Three Happiness brand was later awarded the "Top Ten Well-known Brands in China." Ms. Li is in charge of the Company's operations, marketing and financial activities. Ms. Li has 13 years of experience and has creative ideas in marketing consumer, pharmaceutical and nutraceutical products.

         Ms. Li is currently party to an employment agreement with the Company, which expires on October 1, 2008. On April 20, 2007, the Board approved new compensation terms for Ms. Li, which were disclosed on a Current Report on Form 8-K filed on April 26, 2007.

         Ms. Li has no family relationships with any of the executive officers or directors of the Company. There have been no transactions in the past two years to which the Company or any of its subsidiaries was or is to be a party, in which Ms. Li had, or will have, a direct or indirect material interest.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AMERICAN ORIENTAL BIOENGINEERING, INC.


Date:  June 6, 2007                  By: /s/ Tony Liu
                                         ---------------------------------------
                                         Name:   Tony Liu
                                         Title:  Chairman and Chief Executive
                                         Officer